UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
615 E. Michigan St.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  February 28, 2011

Item 1. Report to Stockholders.

1911

Ronald Reagan Born

—

IBM Established

—

The First
Hollywood Movie
Studio Opened

—

Villere & Co. Founded

Villere Balanced Fund

Semi-Annual Report	February 28, 2011

On the cover:
St. Denis Villere & Co., founded in 1911, has helped families and not-for-profit organizations manage their investments for a century.  The firm predates the IRS, women’s suffrage, even the oak trees on New Orleans’ famed St. Charles Avenue.  While established banks and financial firms have come and gone over the course of 100 years, the four principals—two brothers, a son and a cousin—take pride in continuing the traditions of stability, teamwork, trust and innovation began by their ancestor a century ago.

Villere Balanced Fund

March 25, 2011

To Our Fellow Shareholders:

As of February 28, 2011, the Villere Balanced Fund had a six-month return of 40.58%, which compares to the S&P 500 of 27.73% and the Lipper Balanced Funds return of 16.15%.  Our one-year return of 35.82% compares to the S&P 500® return of just 22.57% and the Lipper Balanced Funds Index return of 15.96%.  Our five-year return is 5.46% annualized and compares to the S&P 500®, which returned 2.87% annualized and the Lipper Balanced Funds Index that rose 4.20% annually.  Our cumulative return since inception (September 30, 1999) is 149.14% (8.33% on an annualized basis) that compares to the S&P 500® that increased 26.64% (2.13% annualized).  The Fund also outperformed the Lipper Balanced Funds Index, which returned 63.63% (4.41% annualized).

					Since
Average Annual Total Returns					Inception
for Period Ending 2/28/11	6 Mos.	1 Year	5 Years	10 Years	9/30/99
Villere Balanced Fund	40.58%	35.82%	5.46%	6.38%	8.33%
Barclays Capital Intermediate
Government/Credit Bond Index	-0.62%	4.36%	5.59%	5.28%	5.74%
Lipper Balanced Funds Index	16.15%	15.96%	4.20%	4.28%	4.41%
S&P 500 Index®	27.73%	22.57%	2.87%	2.62%	2.13%

The Fund’s Gross Expense Ratio is 1.18%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Current performance data to the most recent month end may be obtained by visiting www.villere.com.

This past year was clearly a strong one for our fund as we were able to accumulate positions in stocks that were misunderstood or mispriced while the market was down and out. The recovery of the market, and our thesis on several stocks came to fruition and helped lift our positions and fund value much higher.  We believe that this “stock picker’s” market should continue, and is an environment in which our fund should thrive.  The economy as measured by GDP (Gross Domestic Product) grew 2.8% in the 4th quarter, which is stronger than the 2.6% growth of the 3rd quarter.

We believe there will be a favorable environment for equities for 2011.  The horrific earthquake and subsequent tsunami in Japan, while devastating, will

Villere Balanced Fund

likely not disrupt global growth and we anticipate GDP growth to be 3-3.5% in 2011.  The major challenges we face in 2011 are the continuing issues in the Middle East, job creation that is still anemic, and our budget deficit, which seems uncontrollable.  The wild card is the Middle East which is pushing oil prices up drastically. If this continues, consumers may be impacted, which will in turn, weigh on economic recovery.

The opportunities for the equity markets are that these issues are still present and will likely force the fed to keep rates low. This will lower borrowing costs for both consumers and businesses.  Companies are doing more with less which has been improving their margins and delivering earnings, and many of our companies have been growing by investing in emerging markets.  Lastly, the new congress is keeping tax rates low, which should allow the consumer to spend more, which represents two-thirds of GDP.

One of our better performers in the past six month period was 3D Systems.  3D is based in Rock Hill, South Carolina and returned 288% in the six month period ending February 28, 2011.  They are a leading provider of 3D content-to-print solutions that integrates rapid prototyping and manufacturing solutions to reduce the time and cost of designing new products and printing real parts directly from digital input.  Many technology companies create what they believe is the next big thing.  When CEO Abe Reichental took the helm of the company he spent most of his time visiting top customers to create solutions that would save them money by getting product to market faster and slashing inventory.  3D printers became integral in the design process for major companies to increase their profitability.  3D now creates end parts for consumers in verticals such as dentistry, hearing aids, and jewelry, as well as parts used in the aerospace and automotive industry.  Seattle Children’s Hospital, another top performer, is one of the top five pediatric research centers in the nation.  Bioengineers are researching conditions such as respiratory and perinatal infections.  They have taken CT Scans of infants and created accurate 3D models of complex organic shapes, including a chest wall, spine, and nasal pharynx so that they can test the efficacy of certain respiratory device interfaces such as nasal prongs.

We purchased SandRidge Energy in late September and again in early November at an average price of $5.50.  The stock was $10.81 (up 96%) ending February 28, 2011.  The stock had been unfairly punished in our opinion as management had guided down earnings estimates multiple times, and investors essentially threw in the towel, and the major brokerage firms placed a SELL rating on the shares.  We believed in this misunderstood company run by the co-founder of Chesapeake, Tom Ward, when the valuation

Villere Balanced Fund

was so compelling and it seemed all of the selling had already occurred.  After meeting Tom we had a better understanding of his longer term plan for the company.  He was extremely bearish on gas and made two acquisitions that transformed SandRidge where 100% of 2011 capital expenses would be spent on drilling for oil.  He quietly built a position in the Mississippian Play in Oklahoma, where he now holds 750,000 acres and will continue to build to 1 million acres.  His plan is to continue selling non-core assets, hedge oil production, and reduce debt.  We find management to be direct and resolute in their goals which should inure to the shareholder consistently.

We bought Pool Corporation, based in Covington, Louisiana in August 2010 at about $20.  Pool is the nation’s largest distributor of products for swimming pool construction and products for landscape irrigation and maintenance.  Pool has appreciated 19.1% from the date we purchased it on August 16, 2010, to the date of this writing, March 25, 2011, in contrast to the iShares Dow Jones U.S. Consumer Goods Sector Index Fund that appreciated 15.4% over the same time period.  We first bought Pool in 1996 and held it until the housing crisis hit and their outlook diminished.  We added it to the portfolio last summer with the belief that housing seemed to be bottoming, as the bulk of their sales come from simply distributing the chemicals and other products to maintain a pool.  Their sales have resumed and they are generating cash again from the maintenance business. We expect housing to recover soon, which should positively impact their higher margin pool installation business.

We have stood by the Fund’s objectives in seeking long-term capital growth.  We believe that in this turbulent market, a balanced fund may be the investment vehicle of choice.  It offers the potential stability of fixed income and the opportunity for growth in equities.

In conclusion, we are confident our style of conducting extensive research on each company should allow us to succeed.  We continue to invest in companies we feel have excellent management and strong earning power, even if their potential is yet to be recognized by the investing public.

Villere Balanced Fund

Thank you for your investment in the Villere Balanced Fund.

St. Denis J. Villere	George G. Villere

George V. Young	St. Denis J. Villere III

Footnotes:

The opinions expressed above are those of St. Denis J. Villere, George G. Villere, George V. Young and St. Denis J. Villere III, and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Investments in the report for more complete information regarding Fund holdings.  Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in small and medium sized companies involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

The iShares Dow Jones U.S. Consumer Goods Sector Index Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of U.S. consumer goods stocks, as represented by the Dow Jones U.S. Consumer Goods Index.

The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in the Lipper Category.  The Index is unmanaged and returns include reinvested dividends.  The S&P 500® Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Intermediate Government/Credit Bond Index (formerly known as the Lehman Intermediate Government/Credit Bond Index) measures the performance of United States dollar-denominated United States Treasuries, government-related and investment-grade credit securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.  You cannot invest directly in an index.

Must be preceded or accompanied by a current prospectus.

The Fund is distributed by Quasar Distributors, LLC.

Villere Balanced Fund

SECTOR ALLOCATION at February 28, 2011 (Unaudited)

Sector Allocation	Percent of Net Assets

General Manufacturing	21.5%
Finance & Insurance	20.5%
Mining	11.6%
Computer & Electronics Manufacturing	9.9%
Chemical Manufacturing	6.9%
Professional, Scientific & Technical Services	5.8%
Money Market Funds	5.7%
Food Manufacturing	4.5%
Information	4.1%
Retail Trade	3.6%
Transportation & Warehousing	2.8%
Real Estate, Rental & Leasing	1.4%
Wholesale Trade	1.2%
Other Assets in Excess of Liabilities	0.5%
Total	100.0%

EXPENSE EXAMPLE For the Six Months Ended February 28, 2011 (Unaudited)

As a shareholder of the Villere Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund  compared to the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period (9/1/10 – 2/28/11).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, the Fund’s transfer agent charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in

Villere Balanced Fund

EXPENSE EXAMPLE For the Six Months Ended February 28, 2011 (Unaudited), Continued

the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions, related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’.  This will provide an estimate of the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 9/1/10	Value 2/28/11	9/1/10 – 2/28/11*
Actual	$1,000	$1,406	$6.74

Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.66

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.13% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 69.2%

Aerospace Products
& Services: 3.2%
70,000	BE
	Aerospace, Inc.*	$2,360,400
Apparel Manufacturing: 0.7%
18,000	Carter’s, Inc.*	515,880

Chemical
Manufacturing: 3.1%
47,000	Abbott Laboratories	2,260,700

Computer & Electronic
Products: 8.9%
340,600	ION Geophysical
	Corp.*	4,366,492
32,000	Varian Medical
	Systems, Inc.*	2,216,960
		6,583,452

Couriers &
Messengers: 2.8%
23,000	FedEx Corp.	2,070,460

Credit Intermediation: 14.4%
185,000	Bank of
	America Corp.	2,643,650
37,000	Cullen/Frost
	Bankers, Inc.	2,166,720
95,000	Euronet
	Worldwide, Inc.*	1,716,650
34,800	IBERIABANK
	Corp.	1,993,692
29,000	Visa, Inc.	2,118,450
		10,639,162

Food Manufacturing: 2.5%
27,000	The J.M.
	Smucker Co.	1,858,680

Information Services: 4.0%
295,500	NIC, Inc.	2,996,370

Machinery: 10.6%
159,650	3D Systems Corp.*	7,814,868

Oil & Gas Extraction: 10.2%
31,000	Pioneer Natural
	Resources Co.	3,172,540
402,000	SandRidge
	Energy, Inc.*	4,345,620
		7,518,160
Professional, Scientific &
Technical Services: 5.8%
138,500	EPIQ Systems, Inc.	1,912,685
125,000	Luminex Corp.*	2,352,500
		4,265,185
Sporting & Recreation
Goods: 3.0%
89,000	Pool Corp.	2,221,440

TOTAL COMMON STOCKS
(Cost $30,071,362)		51,104,757

Principal
Amount

CORPORATE BONDS: 24.6%

Air Transportation: 1.4%
	The Boeing Co.,
	3.750%,
$1,000,000	11/20/2016	1,049,142

Building Material, Garden &
Supplies Dealers: 3.0%
	The Home
	Depot, Inc.,
	5.400%,
2,000,000	03/01/2016	2,228,302

Cable & Other Subscriptions
Programming: 1.2%
	DIRECTV Holdings
	LLC/ DIRECTV
	Financing Co., Inc.,
	6.375%,
850,000	06/15/2015	880,812

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2011 (Unaudited), Continued

Principal
Amount		Value

CORPORATE BONDS: 24.6%, Continued

Chemical Manufacturing: 3.9%
	E.I. Du Pont De
	Nemours & Co.,
	4.750%,
$1,000,000	11/15/2012	$1,060,683
	Merck & Co., Inc.,
	3.875%,
1,000,000	01/15/2021	981,874
	Pfizer, Inc.,
	6.200%,
700,000	03/15/2019	811,943
		2,854,500

Computer & Electronic
Products: 1.0%
	Hewlett-Packard Co.,
	3.750%,
500,000	12/01/2020	483,106
	International Business
	Machines Corp.,
	4.750%,
250,000	11/29/2012	266,943
		750,049

Credit Intermediation: 4.7%
	BB&T Corp.,
	4.900%,
1,000,000	06/30/2017	1,040,957
	Countrywide Home
	Loans, Inc.,
	4.000%,
750,000	03/22/2011	751,492
	JPMorgan
	Chase & Co.,
	4.875%,
500,000	03/15/2014	528,608
	Whitney National
	Bank,
	5.875%,
1,150,000	04/01/2017	1,149,126
		3,470,183

Principal
Amount
Food Manufacturing: 2.0%
	Kraft Foods, Inc.,
	5.250%,
$400,000	10/01/2013	434,526
	5.375%,
1,000,000	02/10/2020	1,065,661
		1,500,187

Furniture & Related
Products: 2.1%
	Leggett & Platt, Inc.,
	4.650%,
1,500,000	11/15/2014	1,556,348

General Merchandising
Stores: 0.6%
	Wal-Mart Stores, Inc.,
	3.250%,
500,000	10/25/2020	469,036

Insurance Carriers: 1.0%
	Prudential
	Financial, Inc.,
	5.000%,
750,000	01/15/2013	752,172

Oil & Gas: 1.4%
	Shell International
	Finance Corp.,
	5.875%,
1,000,000	05/01/2013	1,020,628

Rental & Leasing
Services: 1.4%
	International Lease
	Finance Corp.,
	5.875%,
1,000,000	05/01/2013	1,036,250

Securities & Financial
Services: 0.4%
	Merrill Lynch
	& Co., Inc.,
	6.875%,
250,000	11/15/2018	281,947

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

SCHEDULE OF INVESTMENTS at February 28, 2011 (Unaudited), Continued

Principal
Amount		Value

CORPORATE BONDS: 24.6%, Continued

Transportation Equipment: 0.5%
	General Dynamics
	Corp.,
	5.375%,
$300,000	08/15/2015	$334,966

TOTAL CORPORATE
BONDS
(Cost $17,257,140)		18,184,522

Shares

SHORT-TERM INVESTMENTS: 5.7%

Money Market Funds: 5.7%
	Federated Treasury
	Obligation Fund –
	Trust Shares,
2,090,702	0.009%^	2,090,702
	Fidelity Money
	Market Portfolio –
	Select Class,
2,141,530	0.139%^	2,141,530

TOTAL SHORT-TERM
INVESTMENTS
(Cost $4,232,232)		4,232,232

TOTAL INVESTMENTS IN
SECURITIES: 99.5%
(Cost $51,560,734)		73,521,511
Other Assets in Excess
of Liabilities: 0.5%		343,284

TOTAL NET
ASSETS: 100.0%		73,864,795

*	Non-income producing security.
^	7-day yield as of February 28, 2011.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2011 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $51,560,734) (Note 2)	$73,521,511
Receivables:
Fund shares sold	103,426
Dividends and interest	295,308
Prepaid expenses	13,238
Total assets	73,933,483

LIABILITIES
Payables:
Investment advisory fees	40,677
Administration fees	6,726
Custody fees	720
Fund accounting fees	4,005
Transfer agent fees	2,985
Chief Compliance Officer fees	1,216
Other accrued expenses	12,359
Total liabilities	68,688
NET ASSETS	$73,864,795

Net asset value, offering price and redemptions price per share
($73,864,795/3,961,309 shares outstanding; unlimited
number of shares authorized without par value)	$18.65

COMPONENTS OF NET ASSETS
Paid-in capital	$55,233,664
Undistributed net investment income	318,590
Accumulated net realized loss on investments	(3,648,236)
Net unrealized appreciation on investments	21,960,777
Net assets	$73,864,795

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2011 (Unaudited)

INVESTMENT INCOME
Interest	$397,164
Dividends	267,659
Total investment income	664,823

EXPENSES (Note 3)
Investment advisory fees	229,762
Adminstration fees	45,952
Fund accounting fees	15,776
Transfer agent fees	11,910
Audit fees	9,323
Registration fees	8,169
Reports to shareholders	6,700
Miscellaneous expense	5,782
Custody fees	4,171
Chief Compliance Officer fees	3,718
Legal fees	2,978
Trustee fees	1,884
Insurance expense	90
Total expenses	346,215
Net investment income	318,608

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,134,239
Change in net unrealized appreciation on investments	19,298,442
Net realized and unrealized gain on investments	20,432,681
Net increase in net assets resulting from operations	$20,751,289

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$318,608	$701,391
Net realized gain on investments	1,134,239	2,453,943
Change in net unrealized appreciation
on investments	19,298,442	391,051
Net increase in net assets
resulting from operations	20,751,289	3,546,385

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(701,097)	(616,215)
From net realized gain	—	—
Total distributions to shareholders	(701,097)	(616,215)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	3,259,562	(993,044)
Total increase in net assets	23,309,754	1,937,126

NET ASSETS
Beginning of period/year	50,555,041	48,617,915
End of period/year	$73,864,795	$50,555,041

Undistributed net investment income	$318,590	$701,079

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	February 28, 2011		Year Ended
	(Unaudited)		August 31, 2010
	Shares	Value	Shares	Value
Shares sold	449,901	$7,468,173	522,090	$7,274,857
Shares issued
in reinvestment
of distributions	41,545	695,042	43,810	608,962
Shares redeemed	(299,492)	(4,903,653)	(637,063)	(8,876,863)
Net increase (decrease)	191,954	$3,259,562	(71,163)	$(993,044)

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	February 28,		Year Ended August 31,
	2011#		2010	2009	2008	2007	2006
Net asset value,
beginning of period/year	$13.41		$12.66	$14.21	$16.51	$15.67	$16.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.19	0.16	0.17	0.26	0.11
Net realized and unrealized
gain (loss) on investments	5.34		0.72	(1.42)	(1.65)	0.95	(0.09)
Total from
investment operations	5.42		0.91	(1.26)	(1.48)	1.21	0.02

LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.16)	(0.12)	(0.26)	(0.12)	(0.07)
From net realized gain	—		—	(0.17)	(0.56)	(0.25)	(0.57)
Total distributions	(0.18)		(0.16)	(0.29)	(0.82)	(0.37)	(0.64)

Net asset value,
end of period/year	$18.65		$13.41	$12.66	$14.21	$16.51	$15.67

Total return	40.58	%^	7.16%	(8.53)%	(9.28)%	7.81%	0.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$73.9		$50.6	$48.6	$53.4	$61.9	$62.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.13	%+	1.17%	1.28%	1.19%	1.16%	1.22%
After fees absorbed
or recouped	1.13	%+	1.17%	1.28%	1.19%	1.16%	1.25%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.04	%+	1.31%	1.42%	1.10%	1.49%	0.84%
After fees absorbed
or recouped	1.04	%+	1.31%	1.42%	1.10%	1.49%	0.81%

Portfolio turnover rate	19	%^	27%	39%	21%	27%	27%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

The Villere Balanced Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on September 30, 1999.

The investment objective of the Fund is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.  The Fund seeks to achieve its objective by investing in a combination of equity securities and high quality fixed income obligations.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2011 (Unaudited), Continued

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of February 28, 2011, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available.  These inputs represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2011 (Unaudited), Continued

established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$51,104,757	$—	$—	$51,104,757
Corporate Bonds^	—	18,184,522	—	18,184,522
Short-Term
Investments	4,232,232	—	—	4,232,232

Total Investments
in Securities	$55,336,989	$18,184,522	$—	$73,521,511

^	See Schedule of Investments for industry breakout.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2011 (Unaudited), Continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2011 (Unaudited), Continued

shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.  At February 28, 2011, the Fund did not have any investments in illiquid securities.

I.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

J.
New Accounting Pronouncement.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into or out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2011 (Unaudited), Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

St. Denis J. Villere & Company, LLC (the “Adviser”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Adviser is entitled to receive a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended February 28, 2011, the Fund incurred $229,762 in advisory fees.

The Adviser has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50%.  As the Fund has been operating below its expense cap, the Adviser has not waived any fees or paid any Fund expenses for the six months ended February 28, 2011.

U.S. Bancorp Fund Services, LLC (“USBFS”) is a wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund.  The Administrator also prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the six months ended February 28, 2011, the Fund incurred $45,952 in administration fees.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended February 28, 2011, the Fund was allocated $3,718 of the Trust’s Chief Compliance Officer Fee.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended February 28, 2011, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $11,141,215 and $12,218,833 respectively.

For the six months ended February 28, 2011, there were no purchases or sales of U.S. Government obligations.

Villere Balanced Fund

NOTES TO FINANCIAL STATEMENTS February 28, 2011 (Unaudited), Continued

The cost basis of investments for federal income tax purposes at February 28, 2011 was as follows:

Cost of investments	$51,560,734
Gross tax unrealized appreciation	22,292,226
Gross tax unrealized depreciation	(331,449)
Net tax unrealized appreciation	$21,960,777

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended February 28, 2011 and fiscal year ended August 31, 2010 for the Fund were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$701,097	$616,215
Long-term capital gain	—	—
	$701,097	$616,215

As of August 31, 2010 the components of distributable earnings (losses) on a tax basis were as follows:

Net tax unrealized appreciation	$2,662,335
Undistributed ordinary income	701,079
Undistributed long-term capital gain	—
Total distributable earnings	701,079
Other accumulated losses	(4,782,475)
Total accumulated earnings	$(1,419,061)

Villere Balanced Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies is available upon request without charge by calling (866) 209-1129 or by accessing the Fund’s website at www.villere.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 209-1129 or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available upon request without charge, by calling toll-free at (866) 209-1129.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its web site at www.villere.com within ten business days after the calendar quarter end.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1129 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Villere Balanced Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not a part of the Semi-Annual Report.

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Adviser
St. Denis J. Villere & Company, LLC
601 Poydras Street, Suite 1808
New Orleans, LA 70130-6308

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(866) 209-1129

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Villere Balanced Fund
Symbol – VILLX
CUSIP – 742935539

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the five month period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date      04/27/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Eric W. Falkeis
Eric W. Falkeis, President

Date      04/27/2011

By (Signature and Title) /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date      05/02/2011

* Print the name and title of each signing officer under his or her signature.